Exhibit 21.1

BJ Services Company Subsidiaries

Company Name	Domicile	Percentage Owned
SOCIETE ALGERIENNE DE STIMULATION DES PUITS PRODUCTEURS D’HYDROCARBURES (BJSP)	Algeria	51%
BJ SERVICES ANGOLA LDA	Angola	49%
BJ SERVICES S.R.L.	Argentina	100%
BJ PROCESS & PIPELINE SERVICES (AUSTRALIA) PTY LTD	Australia	100%
BJ SERVICES COMPANY (AUSTRALIA) PTY LTD	Australia	100%
COMPANIA DE SERVICIOS PETROLEROS BJ BOLIVIANA S.A.	Bolivia	100%
BJ QUIMICA DO BRASIL LTDA.	Brazil	100%
BJ SERVICES DO BRASIL LTDA	Brazil	100%
SEBEP QUIMICA INDUSTRIA E COMERCIO LTDA.	Brazil	100%
NOWSCO-BJ SERVICES COMPANY (B) SDN BHD	Brunei Darussalam	60%
BJ SERVICES COMPANY (CAMBODIA) CO., LTD.	Cambodia	100%
BJ SERVICES COMPANY CANADA	Canada	100%
BJ TOOL SERVICES LTD.	Canada	100%
INNICOR PERFORATING SYSTEMS, INC.	Canada	100%
BJ SERVICES C.I., LTD.	Cayman Islands	100%
BJ SERVICES SUPPORT COMPANY	Cayman Islands	100%
BJ SERVICES DE CHILE LIMITADA	Chile	100%
BJ OILFIELD SERVICES COMPANY (BEIJING) LIMITED	China	100%
BJ PETROLEUM SERVICES (CHINA) LIMITED	Cyprus	100%
B.J. PETROLEUM SERVICES INTERNATIONAL LIMITED	Cyprus	100%
VERINDER WELL SERVICE (CYPRUS) LTD	Cyprus	100%
BJ SERVICES Y COMPANIA, SOCIEDAD EN COMANDITA POR ACCIONES DE CAPITAL VARIABLE	El Salvador	100%
BJ PETROLEUM SERVICES LIMITED	England and Wales	100%
PROFILE INTERNATIONAL LIMITED	England and Wales	100%
BJ SERVICES EQUATORIAL GUINEA, SARL	Equatorial Guinea	100%
BJ SERVICES COMPANY FRANCE S.A.R.L.	France	100%
BJ SERVICES COMPANY GmbH	Germany	100%
BJ PROCESS AND PIPELINE SERVICES GmbH	Germany	100%
BJ SERVICES COMPANY (GHANA) LIMITED	Ghana	100%
BJ SERVICES DE GUATEMALA Y CIA. LTDA.	Guatemala	100%
P.T. BJ SERVICES INDONESIA	Indonesia	75%

P.T. NOWSCO WELL SERVICE INDONESIA	Indonesia	100%
P.T. WESTERN PETROLEUM SERVINDO	Indonesia	100%
BJ SERVICES COMPANY ITALIA S.R.L.	Italy	100%
GULF WELL SERVICES COMPANY	Kuwait	40%
BJ GENERAL HOLDINGS SECS LLC	Luxembourg	100%
BJ SERVICES INTERNATIONAL S.a.r.l.	Luxembourg	100%
BJ SERVICES COMPANY CANADA SARL	Luxembourg	100%
BJ GENERAL HOLDINGS	Luxembourg	100%
BJ SERVICES (M) SDN. BHD.	Malaysia	30%
OILFIELD EQUIPMENT RENTAL (L) BHD.	Malaysia	100%
BJ SERVICIOS SA DE CV SOFOM ENR	Mexico	100%
BJ SERVICES COMPANY MEXICANA S.A. DE C.V.	Mexico	100%
PD MEXICANA SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE	Mexico	50%
PROJECT MANAGEMENT SERVICES SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE	Mexico	50%
BJ SERVICES INTERNATIONAL B.V.	Netherlands	100%
BJ SERVICES COMPANY (NEW ZEALAND) LIMITED	New Zealand	100%
BJ SERVICES DE NICARAGUA, S.R.L.	Nicaragua	100%
BJ SERVICES COMPANY NIGERIA LIMITED	Nigeria	60%
BJ SERVICES AS	Norway	100%
BJ PROCESS AND PIPELINE SERVICES AS	Norway	100%
BJ PUMPING SERVICES COMPANY S.A.	Panama	65%
BJ WELL SERVICES COMPANY (PHILIPPINES), INC.	Philippines	100%
CSC SAMOTLOR FRACMASTER SERVICES	Russia	100%
LLC BJ SAMOTLOR SERVICES VOSTOK	Russia	100%
BJ SERVICE ARABIA LIMITED	Saudi Arabia	70%
BJ SERVICES COMPANY AFRICA LIMITED	Scotland	100%
BJ SERVICES COMPANY MIDDLE EAST LIMITED	Scotland	100%
BJ SERVICES COMPANY LIMITED	Scotland	100%
BJ SERVICES COMPANY (UK) LIMITED	Scotland	100%
BJ SERVICES (GB) LIMITED	Scotland	100%
TITAN SUBSEA SERVICES LIMITED	Scotland	100%
BJ SERVICES COMPANY (SINGAPORE) PTE. LTD.	Singapore	100%
BJ PROCESS & PIPELINE SERVICES PTE. LTD.	Singapore	100%
BJ SERVICES COMPANY LATIN AMERICA Sarl	Switzerland	100%
BJ SERVICES COMPANY MIDDLE EAST SARL	Switzerland	100%
BJ SERVICES SWITZERLAND SARL	Switzerland	100%

BJ WELL SERVICES TANZANIA LIMITED	Tanzania, United Republic of	100%
BJ SERVICE INTERNATIONAL (THAILAND) LTD.	Thailand	100%
BJ SERVICES TUNISIE SARL	Tunisia	100%
INTERNATIONAL CHEMICAL SPECIALITIES FZE	United Arab Emirates	100%
BJ SERVICES DE VENEZUELA, LLC	United States	100%
OFS PORTAL, LLC	United States	4.64%
OSCA, INC.	United States	100%
CFC HOLDINGS INC.	United States	100%
CFC PARTNER LLC	United States	100%
BJ SERVICES OPERATING & MAINTENANCE COMPANY II, L.L.C.	United States	100%
BJ SERVICE INTERNATIONAL, INC.	United States	100%
BJ SERVICES II, L.L.C.	United States	100%
BJ SERVICES COMPANY, U.S.A.	United States	100%
BJ SERVICES EQUIPMENT II, L.P.	United States	100%
BJ SERVICES COMPANY MIDDLE EAST	United States	100%
BJ PROCESS AND PIPELINE SERVICES COMPANY	United States	100%
THE WESTERN COMPANY OF NORTH AMERICA	United States	100%
SIM VENTURES LLC	United States	50%
SEBEX OIL WELL SERVICES S.A.	Uruguay	100%
BJ SERVICES DE VENEZUELA, COMPANIA EN COMANDITA POR ACCIONES	Venezuela	100%
BJ SERVICES - PV DRILLING JOINT VENTURE COMPANY LIMITED	Viet Nam	51%
BJ SERVICES COMPANY (VIETNAM) LTD.	Viet Nam	100%